UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 15, 2024
(Date of earliest event reported)

Central Index Key Number of the issuing entity: 0001673255

Citigroup Commercial Mortgage Trust 2016-C1

(exact name of the issuing entity as specified in its charter)

Central Index Key Number of the depositor: 0001258361

Citigroup Commercial Mortgage Securities Inc.

(exact name of the depositor as specified in its charter)

Citigroup Global Markets Realty Corp.

(Central Index Key Number: 0001541001)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key Number: 0001558761)

Starwood Mortgage Funding V LLC

(Central Index Key Number: 0001682509)

FCRE REL, LLC

(Central Index Key Number: 0001636352)

(Exact names of sponsors as specified in their respective charters)

New York (State or other jurisdiction of incorporation or organization of the issuing entity)	333-207132-04 (Commission File Number of the issuing entity)	81-2797579 81-2811365 81-6558297 (I.R.S. Employer Identification Numbers)

c/o Citibank, N.A.

as Certificate Administrator

388 Greenwich Street Trading, 4th Floor

New York, NY

(Address of principal executive offices of the issuing entity)

10013

(Zip Code)

Registrant’s telephone number, including area code:

(212) 816-5614

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

The Embassy Suites Lake Buena Vista mortgage loan, an asset of Citigroup Commercial Mortgage Trust 2016-C1 (the “Issuing Entity”), is being serviced pursuant to the pooling and servicing agreement, dated as of September 1, 2016 (the “JPMCC 2016-JP3 PSA”), by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, and Wells Fargo Bank, National Association, as certificate administrator and as trustee, which governs the issuance of the JPMCC Commercial Mortgage Trust 2016-JP3, Commercial Mortgage Pass-Through Certificates, Series 2016-JP3. The JPMCC 2016-JP3 PSA was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, filed on October 6, 2016 under Commission File No. 333-207132-04.

Effective as of March 15, 2024, Torchlight Loan Services, LLC has been terminated as special servicer under the JPMCC 2016-JP3 PSA, and KeyBank National Association has been appointed to act as successor special servicer under the JPMCC 2016-JP3 PSA. A copy of the related Acknowledgment of Replacement Special Servicer, dated March 15, 2024 is attached hereto as Exhibit 20.1

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of May 1, 2016 relating to the Issuing Entity, filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity dated June 1, 2016 under Commission File No. 333-207132-04.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.		Description

Exhibit 20.1		Acknowledgment of Replacement Special Servicer, dated March 15, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
(Depositor)

/s/ Richard Simpson

Richard Simpson, President

Date: March 15, 2024